UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  July 3, 2018

HELMERICH & PAYNE, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-4221	73-0679879
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1437 South Boulder Avenue, Suite 1400

Tulsa, Oklahoma 74119

(Address of principal executive offices)

(918) 742-5531

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02                                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective July 1, 2018, the Board of Directors of Helmerich & Payne, Inc. (the “Company”), upon the recommendation of the Nominating and Corporate Governance Committee of the Board of Directors, approved the expansion of the Board of Directors from ten members to eleven, and appointed Delaney Bellinger as a new director of the Company.  Ms. Bellinger has also been appointed to serve on the Audit and Nominating and Corporate Governance Committees of the Board of Directors.

As a non-employee director of the Company, Ms. Bellinger will receive the same standard compensation provided to all non-employee members of the Board of Directors.  As such, in connection with her appointment, Ms. Bellinger received (a) an initial, prorated cash retainer fee of $16,667 for the current quarter, and (b) an initial prorated award (under the Helmerich & Payne, Inc. 2016 Omnibus Incentive Plan) of 706 restricted shares and a prorated option to purchase 2,926 shares of our common stock.  Also, as member of the Audit Committee, Ms. Bellinger will receive a quarterly retainer of $1,250.  The equity grants vest one year from the grant date.

Item 7.01              Regulation FD Disclosure.

On July 3, 2018, the Company issued a press release announcing the expansion of the Board of Directors and the appointment of Ms. Bellinger as a new director.  The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

This information is being furnished pursuant to Item 7.01 of this Current Report on Form 8-K and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01              Financial Statements and Exhibits.

(d)           The following exhibit is furnished herewith:

Exhibit Number	Description

99.1	Press release dated July 3, 2018, issued by the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 3, 2018	HELMERICH & PAYNE, INC.

	By:	/s/ Debra R. Stockton
	Name:	Debra R. Stockton
	Title:	Corporate Secretary